MDU RESOURCES GROUP, INC.
            1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

Article 1. Establishment, Purpose and Duration

      1.1 Establishment of the Plan. MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights
(SAR),  Restricted  Stock,  Performance  Units,  Performance
Shares and other awards.

      The Plan shall become effective when approved by the stockholders at the annual meeting on April 22, 1997 (the
"Effective Date"), and shall remain in effect as provided in
Section 1.3 herein.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders and customers.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

      1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be made under the Plan on or after the day immediately preceding the tenth anniversary of the Effective Date.

Article 2. Definitions

      Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

      2.1 "Award" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock,
Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

      2.2  "Award Agreement" means an agreement entered into
by each Participant and the Company, setting forth the terms
and   provisions  applicable  to  an  Award  granted  to   a
Participant under the Plan.

      2.3 "Base Value" of an SAR shall have the meaning set forth in Section 7.1 herein.

      2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

      2.5 "Change in Control" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required  to  be  described pursuant to the requirements  of
Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; or (e) any other event which shall be deemed by a majority of the Compensation Committee to constitute a "change in control".

      2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7  "Committee" means the Committee, as specified  in
Article 3, appointed by the Board to administer the Plan with respect to Awards.

      2.8  "Company"  means MDU Resources  Group,  Inc.,  a
Delaware corporation, or any successor thereto as provided in Article 17 herein.

      2.9 "Covered Employee" means any Participant who would be considered a "Covered Employee" for purposes of Section
162(m) of the Code.

      2.10 "Director" means any individual who is a member of the Board of Directors of the Company.

      2.11 "Disability"    means   "permanent   and   total
disability" as defined under Section 22(e)(3)of the Code.

      2.12 "Dividend Equivalent" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

      2.13 "Eligible Employee" means an Employee who is eligible to participate in the Plan, as set forth in Section
5.1 herein.

      2.14 "Employee" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees for purposes of the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

      2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.16 "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related
Award Agreement.

      2.17 "Fair Market Value" shall mean the average of the high and low sale prices as reported in the consolidated transaction reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

      2.18 "Freestanding SAR" means an SAR that is granted independently of any Option.

      2.19 "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

      2.20 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option under
Section 422 of the Code.

      2.21 "Option" means an Incentive Stock  Option  or  a
Nonqualified Stock Option.

      2.22 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option
Award Agreement.

      2.23 "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

      2.24 "Performance Goals" means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

      2.25 "Performance Unit" means an Award granted to an Employee, as described in Article 9 herein.

      2.26 "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

      2.27 "Period of Restriction" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 8 herein.

      2.28 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

      2.29 "Qualified Restricted Stock" means an Award of Restricted Stock designated as Qualified Restricted Stock by the Committee at the time of grant and intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(C).

      2.30 "Restricted Stock" means an Award of Shares granted to a Participant pursuant to Article 8 herein.

      2.31 "Shares" means the shares of common stock of the Company.

      2.32 "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7
herein.   Each  SAR shall be denominated  in  terms  of  one
Share.

      2.33 "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

      2.34 "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased
under   the  Option,  the  Tandem  SAR  shall  be  similarly
canceled).

Article 3. Administration

      3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

      3.2 Authority of the Committee. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of
Article 15 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

      3.3  Restrictions  on  Share  Transferability.   The
Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

      3.4  Approval.   The  Board or  the  Committee  shall
approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act.

      3.5  Decisions  Binding.   All  determinations   and
decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

      3.6  Costs.   The  Company shall  pay  all  costs  of
administration of the Plan.

Article 4. Shares Subject to the Plan

      4.1 Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 5,800,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market.

      4.2 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, split-up, share combination or other change in the corporate
structure   of  the  Company  affecting  the  Shares,   such
adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of
Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

      4.3 Individual Limitations. Subject to Section 4.2 herein, (i) the total number of Shares with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares; (ii) the total number of shares of Qualified Restricted Stock that may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares; (iii) the total number of Performance Shares or Performance Units that may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares or Units, as the case may be; (iv) the total number of Shares that are intended to qualify for deduction under Section 162(m) of the Code granted pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares; (v) the total cash Award that is intended to qualify for deduction under
Section  162(m)  of the Code that may be  paid  pursuant  to
Article 10 herein in any calendar year to any Covered Employee shall not exceed $6,000,000; and (vi) the aggregate number of Dividend Equivalents that are intended to qualify for deduction under Section 162(m) of the Code that a Covered Employee may receive in any calendar year shall not exceed $6,000,000.

Article 5. Eligibility and Participation

      5.1 Eligibility. Persons eligible to participate in the Plan include all officers and key employees of the
Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

      5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Stock Options

      6.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs, or a combination thereof.

      6.2 Option Award Agreement. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or an NQSO.

      The Option Price for each Share purchasable under any Incentive Stock Option granted hereunder shall be not less than one hundred percent (100%) of the Fair Market Value per Share at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Company or of any Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, the Option Price for each Share shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. The Option Price will be subject to adjustment in accordance with the provisions of
Section 4.2 of the Plan.

      No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Company or of any Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

      6.3  Exercise  of  and Payment for Options.   Options
granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve.

      A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price),
(c) by share withholding, (d) by cashless exercise or (e) by a combination of (a),(b),(c), and/or (d).

      As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, there shall be delivered to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.4 Termination of Employment. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment. If the employment of a Participant by the Company or by any Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Participant may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment.

      6.5 Transferability of Options. Except as otherwise determined by the Committee and set forth in the Option Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 7. Stock Appreciation Rights

      7.1  Grant  of  SARs.   Subject  to  the  terms  and
conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

      The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The  Base Value of a Freestanding SAR shall equal  the
Fair  Market  Value of a Share on the date of grant  of  the
SAR.   The Base Value of Tandem SARs shall equal the  Option
Price of the related Option.

      7.2 SAR Award Agreement. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

      7.3 Exercise and Payment of SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

      (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base
           Value multiplied by

      (b) the number of Shares with respect to which the SAR is exercised.

      At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      7.4  Termination  of  Employment.   Each  SAR  Award
Agreement   shall  set  forth  the  extent  to   which   the
Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

      7.5  Transferability of SARs.   Except  as  otherwise
determined by the Committee and set forth in the SAR Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

Article 8. Restricted Stock

      8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

      In addition, the Committee may, prior to or at the time
of   grant,  designate  an  Award  of  Restricted  Stock  as
Qualified Restricted Stock, in which event it will condition the grant or vesting, as applicable, of such Qualified Restricted Stock upon the attainment of the Performance Goals selected by the Committee.

      8.2 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

      8.3  Transferability.   Restricted  Stock   granted
hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

      8.4  Certificate Legend.  Each certificate representing
Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

      "The sale or other transfer of the shares of stock
      represented    by   this   certificate,    whether
      voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. 1997 Executive
      Long-Term  Incentive  Plan, and  in  a  Restricted
      Stock Award Agreement. A copy of such Plan and such Agreement may be obtained from MDU Resources
      Group, Inc."

      The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

      8.5 Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

      8.6  Voting Rights.  During the Period of Restriction,
Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

      8.7 Dividends and Other Distributions. Subject to the Committee's right to determine otherwise at the time of
grant,   during  the  Period  of  Restriction,  Participants
holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so
held.   All  other distributions paid with respect  to  such
Restricted  Stock shall be credited to Participants  subject
to    the   same   restrictions   on   transferability   and
forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty-five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made.

      8.8 Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

Article 9. Performance Units and Performance Shares

      9.1 Grant of Performance Units and Performance Shares. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

      9.2  Performance   Unit/Performance   Share   Award
Agreement. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

      9.3 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Performance Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period."

      9.4 Earning of Performance Units/Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

      9.5 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

      9.6  Termination  of  Employment.   Each  Performance
Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Performance Share payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination of employment.

      9.7 Transferability. Except as otherwise determined by the Committee and set forth in the Performance
Unit/Performance   Share   Award   Agreement,    Performance
Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant's rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative.

Article 10.  Other Awards

      The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on attainment of Performance Goals established by the Committee, the payment of Shares in lieu of cash, or cash based on attainment of Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

Article 11.  Beneficiary Designation

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or
she  receives  any  or  all  of  such  benefit.   Each  such
designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

      The  spouse  of a married Participant domiciled  in  a
community   property  jurisdiction   shall   join   in   any
designation of beneficiary or beneficiaries other than the spouse.

Article 12.  Deferrals

      The Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 13.  Rights of Employees

      13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

      13.2 Participation. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future
Award.

Article 14.  Change in Control

      The terms of this Article 14 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

      Upon a Change in Control

      (a) Any   and  all  Options  and  SARs  granted
          hereunder shall become immediately exercisable;

      (b) Any restriction periods and restrictions imposed on Restricted Shares and Qualified Restricted Shares shall be deemed to have expired and such Restricted Shares and Qualified Restricted Shares shall become immediately vested in full; and

      (c) The  target  payout  opportunity  attainable
          under all outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants immediately following the effective date of the Change in Control the full amount of the targeted cash payout opportunities associated with outstanding cash-based Awards.

Article 15.  Amendment, Modification and Termination

      15.1 Amendment,  Modification and  Termination.   The
Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment shall be made which shall increase the total number of Shares which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. The Board of Directors of the Company is also authorized to amend the Plan and the Options granted hereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable.

      15.2 Awards  Previously  Granted.   No  termination,
amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

Article 16.  Withholding

      16.1 Tax Withholding.  The Company shall have the power
and   the  right  to  deduct  or  withhold,  or  require   a
Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the
Participant's  FICA  obligation)  required  by  law  to   be
withheld with respect to an Award made under the Plan.

      16.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

Article 17. Successors

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18.  Legal Construction

      18.1 Gender  and  Number.   Except  where  otherwise
indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

      18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      18.4 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.